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                       SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C.

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)    MAY 31, 2000
                                                  ------------------------------



                          InSight Health Services Corp.
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



Delaware                               0-28622                 33-0702770
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(STATE OR OTHER JURISDICTION           (COMMISSION         (I.R.S. EMPLOYER
OF INCORPORATION)                      FILE NUMBER)        IDENTIFICATION NO.)


          4400 MacArthur Boulevard, Suite 800, Newport Beach, CA 92660
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          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)             (ZIP CODE)



                                 (949) 476-0733
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               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE



                                       N/A
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

(a) On May 31, 2000, InSight Health Corp., a Delaware corporation and a wholly owned subsidiary of InSight Health Services Corp., a Delaware corporation ("Registrant"), acquired substantially all of the assets ("Assets") of Wilkes-Barre Imaging, a New York general partnership ("Seller") pursuant to an Asset Purchase Agreement dated May 2, 2000 ("Purchase Agreement"). Seller is owned and controlled by US Diagnostic Inc., a Delaware corporation, and Roy Assael, an individual, which were also parties to the Purchase Agreement. The Assets acquired by Registrant under the Purchase Agreement consist of certain tangible and intangible assets, including diagnostic imaging equipment, customer contracts and other agreements held by Seller in connection with providing diagnostic imaging services to customers in Wilkes-Barre, Pennsylvania.

         The aggregate purchase price for the Assets was approximately $17.4 million. The purchase price was paid entirely in cash and is subject to certain post-closing adjustments. Registrant utilized its existing credit facility with Bank of America, N.A. to fund the purchase price.

(b) Seller provides diagnostic imaging services, including magnetic resonance imaging ("MRI"), computed tomography, open MRI, mammography, ultrasound, nuclear medicine, nuclear cardiology and radiography and fluoroscopy in Wilkes-Barre, Pennsylvania. Registrant intends to use the Assets to expand upon its existing business. Registrant provides diagnostic imaging and information, treatment and related management services to managed care, hospitals and other contractual customers in 32 United States, including five major U.S. markets.


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Financial statements of businesses acquired.

             It is impractical to file with this report the financial statements required by this Item. Audited financial statements of Seller required by this Item will be included in an amendment to this report to be filed within 60 days after the date this report is filed with the Securities and Exchange Commission ("SEC").

(b)      Pro forma financial information (unaudited).

             It is impractical to file with this report the pro forma financial information required by this Item. Pro forma financial information required by this Item will be included in an amendment to this report to be filed within 60 days after the date this report is filed with the SEC.

(c)      Exhibits.

              2.1 Asset Purchase Agreement dated May 2, 2000 by and among InSight Health Corp., Roy Assael, Wilkes-Barre Imaging and US Diagnostic Inc. (filed herewith).

              2.2 Amendment to Asset Purchase Agreement dated May 31, 2000 by and among InSight Health Corp., Roy Assael, Wilkes-Barre Imaging and US Diagnostic Inc.
                       (filed herewith).

              99.1 Press Release dated June 5, 2000, announcing the completion of the acquisition (filed herewith).


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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


DATE:  June 14, 2000

                                          INSIGHT HEALTH SERVICES CORP.




                                          BY: /s/ Thomas V. Croal
                                              ----------------------------------
                                              Thomas V. Croal
                                              Executive Vice President and
                                              Chief Financial Officer


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                                  EXHIBIT INDEX



EXHIBIT NO.         DOCUMENT DESCRIPTION

    2.1             Asset Purchase Agreement dated as of
                    May 2, 2000 by and among InSight Health
                    Corp., Roy Assael, Wilkes-Barre Imaging
                    and US Diagnostic Inc. (filed herewith).

    2.2             Amendment to Asset Purchase Agreement
                    dated May 31, 2000 by and among InSight
                    Health Corp., Roy Assael, Wilkes-Barre Imaging and US Diagnostic Inc. (filed herewith).

    99.1 Press Release dated June 5, 2000, announcing the completion of the acquisition (filed herewith).